UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 3, 2023
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 5, 2023, Tupperware Brands Corporation (the “Company”), Tupperware Products AG (together with the Company, collectively, the “Borrowers”), and certain other subsidiaries of the Company entered into the Fifth Amendment to Credit Agreement (the “Amendment”), amending that certain Credit Agreement dated as of November 23, 2021 (as amended by that certain First Amendment to Credit Agreement dated as of August 1, 2022, that certain Second Amendment to Credit Agreement dated as of December 21, 2022, that certain Third Amendment to Credit Agreement dated as of February 22, 2023, that certain Fourth Amendment to Credit Agreement and Limited Waiver of Borrowing Conditions, dated as of May 5, 2023, and that certain Debt Restructuring Agreement, dated as of August 2, 2023, the “Credit Agreement”), by and among, among others, the Borrowers, Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto.

The Amendment, among other things, (a) extends the deadline for delivery of (i) the Company’s annual audited financial statements for the fiscal year ending December 31, 2022 from September 16, 2023 to November 1, 2023, (ii) the Company’s quarterly unaudited financial statements for the fiscal quarter ending (x) April 1, 2023 from November 30, 2023 to December 29, 2023, (y) July 1, 2023 from December 29, 2023 to January 31, 2024 and (z) September 30, 2023 from December 29, 2023 to March 15, 2024 and (iii) the Turnaround Plan (as defined in the Credit Agreement) from October 1, 2023 to December 29, 2023, (b) in connection with the anticipated receipt of certain tax refunds in Indonesia (the “Indonesian Tax Refund”), increases the amount of cash and cash equivalents the Company’s subsidiaries that are not U.S. Loan Parties are permitted to hold before such amounts are required to be transferred, distributed and/or repatriated to a U.S. Loan Party from $55 million for each of the calendar months ending after September 30, 2023 to $75 million for each of the calendar months ending on the earlier of (x) the date the proceeds of the Indonesian Tax Refund are received in the United States and (y) December 31, 2023 and (c) modifies the deadline to make a mandatory prepayment of the Term Loans (as defined in the Credit Agreement) with the Indonesian Tax Refund from 30 days after receipt of such net cash proceeds to no later than 3 business days after such net cash proceeds are received in the United States.

The description of the Amendment in this Current Report on Form 8-K (this “Current Report”) is a summary and is qualified in its entirety by reference to the complete terms of the Amendment included therein. The Amendment is filed hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this item.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2023, Richard Goudis, Executive Vice Chair and Director of the Company, informed the Company of his intention to resign from his officer and director positions, effective following the filing of the Company’s Annual Report on Form 10-K for fiscal year 2022 (the “2022 Form 10-K”), expected by mid-October 2023. Mr. Goudis’ decision to resign from the Company was not due to any disagreement with the Company, its management or the Board of Directors on any matter relating to the Company’s operations, policies or practices. As previously disclosed in the Company’s Current Report on Form 8-K dated August 3, 2023, the Company’s Board of Directors has been evaluating changes to its composition, to ensure it is best positioned to support compliance with its Debt Restructuring Agreement and the Company’s Turnaround Plan. Additional composition changes are likely to be forthcoming imminently following the filing of the 2022 Form 10-K, and, if and when made, will be disclosed in accordance with SEC requirements. The Company thanks Mr. Goudis for his service.

Item 8.01 Other Events

The Company previously disclosed on its Current Report on Form 8-K dated April 7, 2023, that it received written notice (the “Notice”) from the New York Stock Exchange (“NYSE”) on April 3, 2023 indicating that the Company was not in compliance with Section 802.01E of the NYSE Listed Company Manual, as a result of the Company’s failure to timely file the 2022 Form 10-K with the Securities and Exchange Commission (the “SEC”). Pursuant to the Notice, the Company was granted an initial six month cure period ending on September 30, 2023 to file the 2022 Form 10-K and any additional SEC periodic filings that became delayed during such cure period. In its Current Report on Form 8-K filed September 12, 2023, however, the Company disclosed that the 2022 Form 10-K and the Quarterly Reports on Form 10-Q for the quarters ended April 1, 2023 and July 1, 2023 continue to be delayed while management works to finalize its fiscal year 2022 financial close process, including the restatement of its previously issued financial statements, and identification and quantification of material weaknesses, as applicable. In addition, as a result of these delays, the Company now expects that its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 will also be delayed.

Therefore, on September 20, 2023, the Company submitted to the NYSE a late filer extension request (the “Extension Request”) for an additional six month cure period to file the 2022 Form 10-K and the Quarterly Reports on Form 10-Q for the periods ended April 1, 2023, July 1, 2023 and September 30, 2023 (collectively, the “Delayed Filings”) by March 31, 2024.

On October 3, 2023 the Company received approval of its Extension Request from the NYSE’s Listings Operations Committee, subject to reassessment on an ongoing basis. In connection with the approval of the Extension Request, NYSE has stated that it is prepared to continue the listing of the Company at this time and will closely monitor the Company’s progress of the Delayed Filings with the milestones and timing outlined in the Extension Request. Failure to achieve these interim milestones could result in accelerated trading suspension prior to the end of six month cure period on March 31, 2024. In addition, in the event that the Company does not file its Delayed Filings with the SEC by March 31, 2024, NYSE may initiate suspension and delisting procedures. Until the Delayed Filings are filed with the SEC, the Company’s common stock will maintain the “LF” indicator and the Company will continue to be listed as a “late filer” on the NYSE’s website, www.nyse.com.

Forward-Looking Statements

This Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the timing of the filing of the 2022 Form 10-K and other Delayed Filings, the Company’s remediation of certain identified material weaknesses and the anticipated restatement of its previously issued consolidated financial statements for the years ended December 26, 2020 and December 25, 2021, and the previously issued unaudited interim condensed consolidated financial statements for fiscal year 2021, and the first three quarters of fiscal year 2022, the Company’s ability to repatriate cash from jurisdictions outside of the U.S., the Company’s ability to comply with, or further amend, financial covenants under the Credit Agreement and its ability to repay or refinance the debt outstanding under its current credit facility, and the occurrence and timing of additional changes to the composition of the Company’s Board of Directors. Such forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: whether the Company will identify additional errors in previously issued financial statements or additional material weakness in its internal control over financial reporting, whether the Company’s Board of Directors will approve additional changes to its composition, and other risks identified in the Company’s most recent filing on Form 10-K and other SEC filings, all of which are available on the Company’s website. The Company does not undertake to update its forward-looking statements unless otherwise required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1
Fifth Amendment to Credit Agreement dated as of October 5, 2023, by and among Tupperware Brands Corporation, as parent borrower, Tupperware Products AG, as Swiss subsidiary borrower, certain other subsidiaries of Tupperware Brands Corporation, Wells Fargo Bank, National Association, as administrative agent, and the lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date:	October 10, 2023	By:	/s/ Mariela Matute
Mariela Matute
Chief Financial Officer